EXHIBIT NUMBER 10.49

                  SECOND AMENDMENT AND CONSENT TO POSTPETITION
                                CREDIT AGREEMENT

         THIS SECOND AMENDMENT AND CONSENT, dated as of December 30, 1997 (this "Amendment") to the POSTPETITION CREDIT AGREEMENT dated as of September 5, 1997 (the "Credit Agreement"), is among LEVITZ FURNITURE INCORPORATED, a Delaware corporation and a debtor and debtor in possession ("LFI"), LEVITZ FURNITURE COMPANY, a Florida corporation and a debtor and debtor in possession ("LFC"), LEVITZ FURNITURE REALTY CORPORATION, a Florida corporation and a debtor and debtor in possession ("LFR"), LEVITZ SHOPPING SERVICE, INC., a Florida corporation and a debtor and debtor in possession ("LSS"), LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a Colorado corporation and a debtor and debtor in possession ("LFC Midwest"), LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a California corporation and a debtor and debtor in possession ("LFC Pacific"), LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a Washington corporation and a debtor and debtor in possession ("LFC Washington") LEVITZ FURNITURE COMPANY OF THE MIDWEST REALTY, INC., a Colorado corporation and a debtor and debtor in possession ("LFC Midwest Realty"), LEVITZ FURNITURE COMPANY OF THE PACIFIC REALTY, INC., a California corporation and a debtor and a debtor in possession ("LFC Pacific Realty"), LEVITZ FURNITURE COMPANY OF WASHINGTON REALTY, INC., a Washington corporation and debtor and a debtor in possession ("LFC Washington Realty"), JOHN M. SMYTH COMPANY, an Illinois corporation and a debtor and debtor in possession ("JMS") and JOHN M. SMYTH REALTY COMPANY, an Illinois corporation and a debtor and debtor in possession ("JMS Realty") (LFI, LFC, LFR, LSS, LFC Midwest, LFC Pacific, LFC Washington, LFC Midwest Realty, LFC Pacific Realty, LFC Washington Realty, JMS and JMS Realty sometimes hereinafter individually called a "Borrower" and collectively called the "Borrowers"); each Revolving Lender and Term Lender signatories hereto (collectively the "Lenders"), and BT COMMERCIAL CORPORATION, a Delaware corporation (in its individual capacity, hereinafter called "BTCC"), acting in its capacity as agent for the Lenders (in such capacity, together with its successors in such capacity, hereinafter called the "Agent"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned such terms in the Credit Agreement.

                             PRELIMINARY STATEMENTS:

         A. The Borrowers and the Lenders are parties to the Credit Agreement.

         B. The Borrowers have requested the Lenders and the Agent to amend the Credit Agreement in certain respects.

         C. The Lenders and the Agent have agreed to amend the Credit Agreement as requested on the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained in this Amendment, the Borrowers, the Lenders and the Agent hereby agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT.

         1.1 Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Permitted Prepetition Claim Payment" in its entirety and replacing it as follows:

         PERMITTED PREPETITION CLAIM PAYMENT means any payment, approved by an order of the Bankruptcy Court (as adequate protection or otherwise) on account of any Claim arising or deemed to have arisen prior to the Petition Date in respect of (i) prepetition real estate taxes not to exceed $1,200,000 (ii) prepetition employee wages, salaries, sick pay, vacation pay (including "personal days"), holiday pay, and other accrued compensation; (iii)

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obligations to reimburse prepetition employee business expenses (including travel, lodging, moving, and relocation expenses); (iv) obligations to make payments for which employee payroll deductions were made; (v) obligations to make prepetition contributions and pay benefits under employee benefit plans;
(vi) all costs and expenses incident to the payments and contributions described in (i) through (v) (including payroll-related taxes and processing costs); (vii) obligations to customers incurred in the ordinary course of business (including honoring obligations arising from deposits, prepayments, gift certificates, warranties, refunds, returns, exchanges and other credit balances); (viii) obligations under the Borrowers' or any Subsidiary's self-insured workers' compensation program; (ix) amounts owed to department lessees and licensees in the ordinary course of Borrowers' or any Subsidiary's business; (x) amounts owed to certain individuals or entities who, although not employees of Borrowers, (I) provide ongoing vital services to Borrowers on a regular and recurring basis,
(II) are paid for the services they perform for Borrowers directly by Borrowers and not by any agency (such as an employment agency), and (III) perform services that, with respect to Borrowers, are performed by employees; (xi) amounts owed to certain individuals or entities that (I) provide services to Borrowers' customers on behalf of Borrowers, (II) have direct contact with Borrowers' customers or take possession of customers' goods or property, (III) the customers believe are employees of Borrowers, and (IV) are compensated by Borrowers, who, in turn, receive customer payments for those services; (xii) the claims of all contractors that have given or could give rise to mechanics' or materialmen's liens against property of Borrowers or any Subsidiary, (xiii) employee withholding taxes, sales, use and exise and other similar trust fund amounts.

         1.2 Section 7.1(e) of the Credit Agreement is hereby amended by deleting clause (ii) in its entirety and replacing it as follows:

                  (ii) statement of operations and statements of cash flows for the same periods in the prior year;

         1.3 Sections 7.1, 7.2 and 7.3 of the Credit Agreement are hereby amended by deleting the term "chief executive officer or chief financial officer" and replacing such term with "chief executive officer, chief financial officer or treasurer."

         1.4 Section 8.2 of the Credit Agreement is hereby amended by deleting the term "$5,000,000" and replacing such term with the term "$8,300,000."

         2.       CONSENT.

         The Agent and the Lenders hereby consent to the asset purchase agreement dated as of December 15, 1997 (the "Asset Purchase Agreement") between LFC, Smyth and Heilig-Meyers Company ("Heilig-Meyers") whereby substantially all of the assets of Smyth will be sold to Heilig-Meyers and agree that the Asset Purchase Agreement and the transactions contemplated thereby will not constitute an Event of Default under the Credit Agreement or any of the other Credit Documents.

         3.       CONDITIONS PRECEDENT.

         This Amendment shall become effective upon satisfaction of the following condition:

                  The Agent shall have received ten (10) copies of this Amendment, duly executed by the LFC Funds Administrator, each of the Borrowers, and each of the Lenders.

         4.       REPRESENTATIONS AND WARRANTIES.

         Each of the Borrowers hereby represents and warrants to each of the Agents and Lenders that, after giving effect to this Amendment:

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                  (a) all representations and warranties contained in the Credit
         Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date);

                  (b) no Default or Event or Default has occurred which has not been waived (or, in the case of an Event of Default, cured) pursuant to the terms of the Credit Agreement;

                  (c) this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of the LFC Funds Administrator and each of the Borrowers and are enforceable against such Persons in accordance with their respective terms; and

                  (d) the execution and delivery by the LFC Funds Administrator and each of the Borrowers of this Amendment does not require the consent or approval of any Person other than the Bankruptcy Court, except such consents and approvals as shall have been obtained.

         5. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

                  5.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the other Credit Documents to the "Credit Agreement" shall mean and be a reference to the Credit Agreement as amended hereby.

                  5.2 Except as expressly set forth herein, (i) the execution and delivery of this Amendment shall in no way affect any of the respective rights, powers or remedies of the Agent or any of the Lenders with respect to any Event of Default nor constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents and (ii) all of the terms and conditions of the Credit Agreement, the other Credit Documents and all other documents, instruments, amendments and agreements executed and/or delivered by the Borrowers and/or the LFC Funds Administrator pursuant thereto or in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agent and each of the Lenders shall in no way obligate the Agent or any of the Lenders at any time hereafter to consent to any other amendment or modification of any term of provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

                  6. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF NEW YORK.

                  7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first set forth above.

                                     LFC FUNDS ADMINISTRATOR:

                                     LEVITZ FURNITURE CORPORATION, a Florida
                                     corporation, in its capacity as
                                     LFC Funds Administrator


                                     By:  /S/  SHEILA C. REINKEN
                                     Name:     SHEILA C. REINKEN
                                     Title:    VICE PRESIDENT


                                     BORROWERS:

                                     LEVITZ FURNITURE CORPORATION, a Florida
                                     corporation, in its individual capacity
                                     and in its capacity as the LFC Funds
                                     Administrator


                                     By:  /S/  SHEILA C. REINKEN
                                     Name:     SHEILA C. REINKEN
                                     Title:    VICE PRESIDENT


                                     LEVITZ FURNITURE INCORPORATED, a Delaware corporation


                                     By:  /S/  SHEILA C. REINKEN
                                     Name:     SHEILA C. REINKEN
                                     Title:    VICE PRESIDENT


                                     LEVITZ FURNITURE REALTY CORPORATION, a
                                     Florida corporation


                                     By:  /S/  SHEILA C. REINKEN
                                     Name:     SHEILA C. REINKEN
                                     Title:    VICE PRESIDENT


                                     LEVITZ SHOPPING SERVICE, INC., a Florida corporation


                                     By:  /S/  SHEILA C. REINKEN
                                     Name:     SHEILA C. REINKEN
                                     Title:    VICE PRESIDENT

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                                       LEVITZ FURNITURE COMPANY OF THE
                                       MIDWEST, INC., a Colorado corporation


                                       By:  /S/  SHEILA C. REINKEN
                                       Name:     SHEILA C. REINKEN
                                       Title:    VICE PRESIDENT


                                       LEVITZ FURNITURE COMPANY OF THE
                                       PACIFIC, INC., a California corporation


                                       By:  /S/  SHEILA C. REINKEN
                                       Name:     SHEILA C. REINKEN
                                       Title:    VICE PRESIDENT


                                       LEVITZ FURNITURE COMPANY OF WASHINGTON,
                                       INC., a Washington corporation


                                       By:  /S/  SHEILA C. REINKEN
                                       Name:     SHEILA C. REINKEN
                                       Title:    VICE PRESIDENT


                                       LEVITZ FURNITURE COMPANY OF THE MIDWEST
                                       REALTY, INC., a Colorado corporation


                                       By:  /S/  SHEILA C. REINKEN
                                       Name:     SHEILA C. REINKEN
                                       Title:    VICE PRESIDENT


                                       LEVITZ FURNITURE COMPANY OF THE PACIFIC
                                       REALTY, INC., a California corporation


                                       By:  /S/  SHEILA C. REINKEN
                                       Name:     SHEILA C. REINKEN
                                       Title:    VICE PRESIDENT


                                       LEVITZ FURNITURE COMPANY OF WASHINGTON
                                       REALTY, INC., a Washington corporation


                                       By:  /S/  SHEILA C. REINKEN
                                       Name:     SHEILA C. REINKEN
                                       Title:    VICE PRESIDENT

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                                         JOHN M. SMYTH COMPANY, an Illinois
                                         corporation


                                         By:  /S/  SHEILA C. REINKEN
                                         Name:     SHEILA C. REINKEN
                                         Title:    VICE PRESIDENT


                                         JOHN M. SMYTH REALTY COMPANY, an
                                         Illinois corporation


                                         By:  /S/  SHEILA C. REINKEN
                                         Name:     SHEILA C. REINKEN
                                         Title:    VICE PRESIDENT


                                         AGENT:

                                         BT COMMERCIAL CORPORATION, in its
                                         capacity as Agent


                                         By:  /S/  WAYNE D. HILLOCK
                                         Name:     WAYNE D. HILLOCK
                                         Title:    SR. VICE PRESIDENT


                                         REVOLVING LENDERS:

                                         BT COMMERCIAL CORPORATION, a Delaware
                                         corporation in its respective
                                         capacities as Revolving Lender and
                                         Collateral Agent


                                         By:  /S/  WAYNE D. HILLOCK
                                         Name:     WAYNE D. HILLOCK
                                         Title:    SR. VICE PRESIDENT


                                         CARGILL FINANCIAL SERVICES CORPORATION,
                                         in its capacity as Revolving Lender


                                         By:  /S/  PATRICK J. HALLORAN
                                         Name:     PATRICK J. HALLORAN
                                         Title:    VICE PRESIDENT


                                         FINOVA CAPITAL CORPORATION, it its
                                         capacity as Revolving Lender


                                         By:  /S/  BRIAN RUIAWITZ
                                         Name:     BRIAN RUIAWITZ
                                         Title:    ASSISTANT VICE PRESIDENT

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                                         HELLER FINANCIAL, INC., in its capacity
                                         as Revolving Lender


                                         By:  /S/  DWAYNE  L. COKER
                                         Name:     DWAYNE L. COKER
                                         Title:    VICE PRESIDENT


                                         LASALLE NATIONAL BANK, in its capacity
                                         as Revolving Lender


                                         By:  /S/  CHRISTOPHER G. CLIFFORD
                                         Name:     CHRISTOPHER G. CLIFFORD
                                         Title:    SENIOR VICE PRESIDENT


                                         CONGRESS FINANCIAL CORPORATION
                                         (CENTRAL), in its capacity as Revolving
                                         Lender


                                         By:
                                         Name:
                                         Title:


                                         TRANSAMERICA BUSINESS CREDIT
                                         CORPORATION, in its capacity as
                                         Revolving Lender


                                         By:  /S/  ROBERT HEINZ
                                         Name:     ROBERT HEINZ
                                         Title:    SENIOR VICE PRESIDENT


                                         SILVER OAK CAPITAL L.L.C., in its
                                         capacity as Revolving Lender


                                         By:  /S/  JEFFREY H. ARONSON
                                         Name:     JEFFREY H. ARONSON
                                         Title:    AUTHORIZED SIGNATORY


                                         NATIONSCREDIT COMMERCIAL CORPORATION,
                                         THROUGH ITS NATIONSCREDIT COMMERCIAL
                                         FUNDING DIVISION; in its capacity as
                                         Revolving Lender


                                         By:  /S/  ROBERT BELLISH
                                         Name:     ROBERT BELLISH
                                         Title:    VICE PRESIDENT

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                                         TERM LENDER:

                                         SILVER OAK CAPITAL L.L.C., in its
                                         capacity as Term Lender


                                         By:  /S/  JEFFREY H. ARONSON
                                         Name:     JEFFREY H. ARONSON
                                         Title:    AUTHORIZED SIGNATORY


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